SUB-ITEM 77D(a): Exhibits
                          TRI-CONTINENTAL CORPORATION



Incorporated by reference to Post-Effective Amendment No.4 to Registrant's Registration Statement on Form N-2 filed on February 28, 2006 pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended.

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